                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                           (AMENDMENT NO.           )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement           [ ]   Confidential, For Use of
                                                  the Commission only (as
                                                  Permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to
      Rule 14a-11(c) or Rule 14a-12

                             COLLEGIATE PACIFIC INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X]    No fee required.

     [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
            0-11.

     (1)    Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)    Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how is was determined):

--------------------------------------------------------------------------------

     (4)    Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)    Total fee paid:

--------------------------------------------------------------------------------

     [ ]    Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)    Amount Previously Paid:

--------------------------------------------------------------------------------

     (2)    Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3)    Filing Party:

--------------------------------------------------------------------------------

     (4)    Date Filed:

--------------------------------------------------------------------------------

                                                               December 12, 2003




Dear Shareholders:

You are cordially invited to attend the fiscal 2004 annual meeting of shareholders of Collegiate Pacific Inc. which will be held on Thursday, January 15, 2004, at 9:00 a.m., local time, at the Mission Hills Country Club located at 34600 Mission Hills Drive, Rancho Mirage, California 92270. The official notice of the meeting together with a proxy statement and proxy card are enclosed. Please give this information your careful attention.

Whether or not you expect to attend the meeting in person, it is important that your shares be voted at the meeting. I urge you to specify your choices by marking the enclosed proxy card and returning it promptly. Sending in a signed proxy will not affect your right to attend the annual meeting and vote in person. You may revoke your proxy at any time before it is voted at the annual meeting by giving written notice to the secretary of the Company.

Sincerely,


/s/ Michael J. Blumenfeld

Michael J. Blumenfeld
Chairman of the Board and Chief Executive Officer



                             YOUR VOTE IS IMPORTANT
                             Please Sign, Date, and
                             Return Your Proxy Card

                              ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON THURSDAY, JANUARY 15, 2004

                              ---------------------


To Our Shareholders:

The fiscal 2004 annual meeting of shareholders of Collegiate Pacific Inc. will be held at the Mission Hills Country Club located at 34600 Mission Hills Drive, Rancho Mirage, California, on Thursday, January 15, 2004, at 9:00 a.m., local time, for the following purposes, each as more fully described in the following pages of the proxy statement, which are made a part of this notice:

         1. To elect seven directors to serve until the annual meeting of shareholders in fiscal 2005 or until their successors are duly elected and qualified;

         2. To approve amendments to the Company's Stock Option plan to increase the number of authorized shares under that plan to 1,500,000 and extend the term of the plan to November 2, 2008;

         3. To ratify the selection of Grant Thornton LLP as the independent auditor of the Company for the fiscal year ending June 30, 2004; and

         4. To transact such other business as may properly come before the meeting or any postponement or adjournment of the meeting.

The board of directors has fixed the close of business on December 5, 2003, as the record date for determining shareholders entitled to notice of and to vote at the meeting. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the meeting.

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting in person, you are urged to sign and date the enclosed proxy card and return it promptly in the envelope provided for that purpose. Sending in a signed proxy will not affect your right to attend the annual meeting and vote in person. You may revoke your proxy at any time before it is voted at the annual meeting by giving written notice to the secretary of the Company.

By Order of the Board of Directors,

/s/ William R. Estill

William R. Estill
Chief Financial Officer and Secretary
Dallas, Texas
December 12, 2003

It is important that your stock be represented at the meeting regardless of the number of shares you hold. Please complete, sign, date and mail the enclosed proxy card in the accompanying envelope even if you intend to be present at the meeting. Returning the proxy card will not limit your right to vote in person or to attend the annual meeting, but will insure your representation if you cannot attend. If you have shares in more than one name, or if your stock is registered in more than one way, you may receive more than one copy of the proxy materials. If so, please sign and return each copy of the proxy card you receive so that all of your shares may be voted. The proxy is revocable at any time before it is voted at the annual meeting.

                                TABLE OF CONTENTS

ANNUAL MEETING....................................................................................................1
PROPOSAL NO. 1 -- ELECTION OF DIRECTORS...........................................................................1
  The Board of Directors recommends a vote "FOR" all nominees.....................................................1
  Director Information............................................................................................2
  Information Concerning Executive Officers.......................................................................4
  Committees......................................................................................................5
  Audit Committee Report..........................................................................................5
  Audit Fees......................................................................................................7
  Audit Related Fees..............................................................................................7
  Tax Fees........................................................................................................7
  All Other Fees..................................................................................................7
  Meetings and Attendance.........................................................................................7
  Director Compensation...........................................................................................7
  Code of Ethics..................................................................................................8
  Executive Compensation..........................................................................................9
  Summary Compensation Table......................................................................................9
  Stock Options..................................................................................................10
  Option Grants in Last Fiscal Year..............................................................................10
  Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values..............................10
  Equity Compensation Plan Information...........................................................................11
PROPOSAL NO. 2 -- AMENDMENTS TO STOCK OPTION PLAN................................................................12
  Summary Description of the Stock Option Plan...................................................................12
  Federal Income Tax Consequences................................................................................13
  Vote Required and Board Recommendation.........................................................................14
PROPOSAL NO. 3 -- RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR...............................................15
  Vote Required and Board Recommendation.........................................................................15
  Stock Ownership................................................................................................16
  Other Director and Executive Officer Information...............................................................17
  Certain Relationships and Related Party Transactions...........................................................17
  Section 16(a) Beneficial Ownership Reporting Compliance........................................................17
  Additional Information.........................................................................................17
  Record Date; Shares Outstanding................................................................................17
  Quorum.........................................................................................................17
  Proxies; Right to Revoke.......................................................................................18
  Default Voting.................................................................................................18
  Voting Procedures..............................................................................................18
  Voting by Street Name Holders..................................................................................18
  Independent Accountants........................................................................................18
  Proxy Solicitation.............................................................................................18
  Shareholder Proposals for Next Year's Meeting..................................................................19
  Shareholder List...............................................................................................19
  Annual Report on Form 10-KSB...................................................................................19
  Other Business.................................................................................................20
APPENDIX A -- CHARTER FOR THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS.........................................A-1
APPENDIX B -- CHARTER FOR THE NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS....................................B-1
APPENDIX C -- AMENDED AND RESTATED 1998 STOCK OPTION PLAN.......................................................C-1

                             COLLEGIATE PACIFIC INC.
                          13950 SENLAC DRIVE, SUITE 100
                               DALLAS, TEXAS 75234

                              --------------------

                                PROXY STATEMENT
                                      FOR
                                 ANNUAL MEETING
                                 TO BE HELD ON
                                JANUARY 15, 2004

                              --------------------


This Proxy Statement is furnished in connection with the solicitation of proxies by Collegiate Pacific Inc., on behalf of the Board of Directors, for the fiscal 2004 Annual Meeting of Shareholders. This Proxy Statement and the related proxy form are being distributed on or about December 12, 2003.

You can vote your shares by completing and returning the enclosed written proxy card. You can also vote in person at the meeting, and submitting your proxy card will not affect your right to attend the meeting and vote.

--------------------------------------------------------------------------------
ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

The first proposal scheduled to be voted on at the meeting is the election of seven directors. All of these directors will serve a one-year term. The Board of Directors has nominated Michael J. Blumenfeld, Adam Blumenfeld, Arthur J. Coerver, Harvey Rothenberg, Jeff Davidowitz, William H. Watkins, Jr., and Robert
W. Hampton. All of these individuals are currently serving as Collegiate Pacific directors and their current terms expire at the annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES

The Board has no reason to believe that any nominee would be unable or unwilling to serve if elected. If a nominee becomes unable or unwilling to accept nomination or election, the Board will either select a substitute nominee or will reduce the size of the Board. If you have submitted a proxy to vote for the directors nominated by the Board and a substitute nominee is selected, your shares will be voted for the election of the substitute nominee.

In accordance with the Company's bylaws, directors are elected by a plurality of the votes of shares represented and entitled to be voted at the meeting. That means, the seven nominees will be elected if they receive more affirmative votes than any other nominees.

--------------------------------------------------------------------------------
DIRECTOR INFORMATION
--------------------------------------------------------------------------------


Set forth below is biographical and other information about the persons who will make up the Board following the annual meeting, assuming election of the nominees:

MICHAEL J. BLUMENFELD                    Mr. Blumenfeld has served as the
Age:  57                                 Company's Chairman of the Board and
Director since February 1998             Chief Executive Officer since February
No Board Committees                      1998. Mr. Blumenfeld served as
                                         President of the Company from February
                                         1998 to January 2000. From July 1997
                                         until February 1998, Mr. Blumenfeld
                                         served as President and Chief Executive
                                         Officer of Collegiate Pacific, Inc., a
                                         Texas corporation, that sold all of its
                                         assets to the Company in February 1998.
                                         From 1992 until November 1996, Mr.
                                         Blumenfeld served as Chairman of the
                                         Board and Chief Executive Officer of
                                         Sport Supply Group, Inc., a company
                                         engaged in the direct mail marketing of
                                         sports related equipment. Mr.
                                         Blumenfeld is Adam Blumenfeld's father.

ADAM BLUMENFELD                          Mr. Blumenfeld is the Company's
Age:  33                                 President and has served in that
Director since January 2000              capacity since joining the Company in
No Board Committees                      January 2000. From January 1998 through
                                         December 1999, Mr. Blumenfeld was Vice
                                         President of Sales and Marketing of
                                         Sport Supply Group, Inc., a company
                                         engaged in the direct mail marketing of
                                         sports related equipment. Mr.
                                         Blumenfeld's other positions with Sport
                                         Supply Group included Vice President of
                                         Youth Sales from January 1995 to
                                         January 1998, and Director of Youth
                                         Sales from August 1993 to December
                                         1994. Mr. Blumenfeld is Michael
                                         Blumenfeld's son.

ARTHUR J. COERVER                        Mr. Coerver is the Company's Chief
Age:  60                                 Operating Officer and has served in
Director since February 1998             that capacity since joining the Company
No Board Committees                      in February 1998. From 1991 through
                                         1997, Mr. Coerver was Vice President of
                                         Sales and Marketing of Sport Supply
                                         Group, Inc., a company engaged in the
                                         direct mail marketing of sports related
                                         equipment.

HARVEY ROTHENBERG                        Mr. Rothenberg has served as the
Age:  61                                 Company's Vice President of Marketing
Director since December 1998             and served in that capacity since
No Board Committees                      February 1998. From 1977 to 1998, Mr.
                                         Rothenberg served as Vice President of
                                         Sales for Sports Supply Group, Inc., a
                                         company engaged in the direct mail
                                         marketing of sports related equipment.

JEFF DAVIDOWITZ                          Mr. Davidowitz is the President of Penn
Age:  47                                 Footwear, a private investment company
Director since June 1994                 and has served in that capacity since
Board Committees:  Audit,                1991.
Nominating and Stock Option

WILLIAM H. WATKINS, JR.                  Mr. Watkins is a partner in the public
Age:  62                                 accounting firm of Watkins Uiberall,
Director since February 1998             PLLC, and has served in that capacity
Board Committees:  Audit,                since 1971. Since 1994, Mr. Watkins has
Nominating and Stock Option              also served as a member of the
                                         Tennessee Board of Regents and as the
                                         board's Chairman of Finance and
                                         Administration. Since July 2003, he has
                                         also served as the Chairman of the
                                         Board of BKR International's Americas
                                         region.

ROBERT W. HAMPTON                        Mr. Hampton is Group Vice-President of
Age:  56                                 Jones International, Ltd. Since 1985,
Director since March 2001                Mr. Hampton has held various executive
Board Committees:  Audit,                positions at Jones International, Ltd.,
Nominating and Stock Option              a holding company whose subsidiaries
                                         conduct business in several areas
                                         including cable television programming,
                                         radio programming, advertising sales
                                         representation, education and software
                                         development. Prior to joining Jones
                                         International, Ltd., Mr. Hampton held
                                         various management positions at Xerox
                                         Corporation.

--------------------------------------------------------------------------------
INFORMATION CONCERNING EXECUTIVE OFFICERS
--------------------------------------------------------------------------------


Background information about the Company's executive officers who are not nominees for election as a director is set forth below:

WILLIAM R. ESTILL                        Mr. Estill has served as the Company's
Age 54                                   Chief Financial Officer since July
                                         1999. From December 1997 to February
                                         1999, Mr. Estill served as Vice
                                         President of Finance for FWT, Inc., a
                                         manufacturer of telecommunications
                                         structures.

CHADD H. EDLEIN                          Mr. Edlein has served as the Company's
Age 33                                   Vice President Corporate Development
                                         since July 1997.

--------------------------------------------------------------------------------
COMMITTEES
--------------------------------------------------------------------------------


The Board maintains two standing committees:  Audit and Stock Option.

Audit Committee. The Audit Committee's primary duties include (a) appointing the independent accountants and determining the appropriateness of their fees, (b) reviewing the scope and results of the audit plans of the independent accountants, (c) overseeing the scope and adequacy of internal accounting control and record-keeping systems and (d) conferring independently with the independent accountants. Messrs. Davidowitz, Hampton and Watkins are members of the Audit Committee, each of whom is "independent" for purposes of AMEX's listing standards. Our Board of Directors has determined that William H. Watkins, Jr., one of our directors and the Chairman of the Audit Committee, is a financial expert, as defined by the Securities Exchange Act of 1934, and is independent, as defined in Section 121(A) of the AMEX's listing standards. The specific responsibilities and functions of the Audit Committee are delineated in the Audit Committee's updated Charter that has been adopted by the Board. You can find a copy of the Audit Committee's charter attached to this proxy statement as Appendix A and on the Company's website, http://www/cpacsports.com.

Nominating Committee. The primary responsibility of the Nominating Committee are to (a) determine the slate of director nominees for election to the Company's Board of Directors and (b) identify and recommend candidates to fill vacancies occurring between annual shareholder meetings. Messrs. Davidowitz, Hampton and Watkins are members of the Nominating Committee, each of whom is "independent" for purposes of AMEX's listing standards. The specific responsibilities and functions of the Nominating Committee are delineated in the Nominating Committee Charter that has been adopted by the Board. You can find a copy of the Nominating Committee's charter attached to this proxy statement as Appendix B and on the Company's website, http://www/cpacsports.com. The Nominating Committee will consider shareholder recommendations for candidates for the Board. The name of any recommended candidate for director, together with a brief biological sketch, a document indicating the candidate's willingness to serve, if elected, and evidence of the nominating person's ownership of Company common stock should be sent to the attention of the Company's Corporate Secretary.

Stock Option Committee. The primary responsibility of the Stock Option Committee is to administer the 1998 Collegiate Pacific Inc. Stock Option Plan. Messrs. Davidowitz, Hampton and Watkins are members of the Stock Option Committee.

The Board of Directors does not have a standing compensation committee or any other committee performing similar functions. The functions customarily attributable to a compensation committee are performed by the Board of Directors as a whole.

AUDIT COMMITTEE REPORT

The audit functions of the Audit Committee are focused on three areas:

         o the adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial statements;

         o the independence and performance of the Company's internal auditors and independent auditors; and

         o the Company's compliance with legal and regulatory requirements.

We meet with management periodically to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting. We discuss these matters with the Company's independent auditors and with appropriate Company financial personnel. We regularly meet privately with the independent auditors, who have unrestricted access to the committee. We also recommend to the Board the appointment of the independent auditors and review periodically their performance and independence from management. In addition, the committee reviews the Company's financing plans and reports recommendations to the full Board for approval and to authorize action.

The Directors who serve on the committee are all "Independent" for purposes of AMEX's listing standards. That is, the Board of Directors has determined that none of us has a relationship with Collegiate Pacific that may interfere with our independence from Collegiate Pacific and its management.

Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal controls. The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles and discuss with us any issues they believe should be raised with us. We reviewed the Company's audited financial statements for the fiscal year ended June 30, 2003, with both management and Grant Thornton LLP, the Company's independent auditors, to discuss those financial statements. Management represented to us that the financial statements were prepared in accordance with generally accepted accounting principles.

We received from and discussed with Grant Thornton LLP the written disclosure and the letter required by Independence Standards Board Standard No. 1, (Independence Discussions with Audit Committees). These items relate to that firm's independence from the Company. We also discussed with Grant Thornton LLP any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

Based on these reviews and discussions, we recommended to the Board that the Company's audited financial statements for the fiscal year ended June 30, 2003, be included in its Annual Report on Form 10-KSB for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment, subject to shareholder approval, of the independent auditors, and the Board of Directors concurred in such recommendation.

Submitted by the Audit Committee of the Company's Board of Directors.

                                              Jeff Davidowitz
                                              Robert W. Hampton
                                              William H. Watkins, Jr., Chairman

AUDIT FEES

Audit fees billed by Grant Thornton LLP for the review and audit of the Company's annual financial statements included in the Company's annual report on Form 10-KSB for the fiscal years ended June 30, 2003, and June 30, 2002, and Grant Thornton LLP's review of the Company's interim financial statements included in the Company's Quarterly Reports on Form 10-QSB during the fiscal year ended June 30, 2003, and June 30, 2002, totaled approximately $41,000 for fiscal 2003 and $37,000 for fiscal 2002.

AUDIT RELATED FEES

The aggregate fees billed by Grant Thornton LLP for assurance and related services that were reasonably related to the performance of the audit or review of Collegiate Pacific's financial statements and that were not included under the heading "Audit Fees" above totaled approximately $2,000 for fiscal 2003 and $7,000 for fiscal 2002.

TAX FEES

The aggregate fees filled by Grant Thornton LLP for professional services rendered for tax compliance, tax advice, and tax planning were approximately $13,000 for fiscal 2003 and $15,000 for fiscal 2002 and consisted primarily of preparing the Company's Federal and state income tax returns for such periods.

ALL OTHER FEES

Grant Thornton LLP did not bill for any products or services other than the services reported under the headings "Audit Fees," "Audit-Related Fees," and "Tax Fees" above.

There were no fees incurred by Grant Thornton during fiscal 2003 for professional services rendered in connection with financial information services design and implementation. The Audit Committee has considered whether the non-audit services rendered by our independent auditors with respect to the foregoing fees are compatible with maintaining their independence.

--------------------------------------------------------------------------------
MEETINGS AND ATTENDANCE
--------------------------------------------------------------------------------


During fiscal 2003, the full Board held one meeting, the Audit Committee met three times, and the Stock Option Committee met twice. All directors attended at least 75% of the meetings of the full Board and the meetings of the committees on which they served.

--------------------------------------------------------------------------------
DIRECTOR COMPENSATION
--------------------------------------------------------------------------------


Messrs. Michael and Adam Blumenfeld, Coerver, and Rothenberg, who are the directors that are also Collegiate Pacific employees, do not receive any additional compensation for serving on the Board of Directors.

Annual Retainer Fee. Each non-employee director receives an annual retainer fee of $7,500. The director receives that amount in cash. Also, each director receives an annual grant of options to acquire 2,500 shares of the Company's common stock with an exercise price equal to the prevailing market price of the Company's common stock on the date granted.

Other Benefits. Collegiate Pacific reimburses directors for the reasonable expenses associated with attending Board meetings.

--------------------------------------------------------------------------------
CODE OF ETHICS
--------------------------------------------------------------------------------


The Board of Directors adopted a Code of Ethics on September 22, 2003, that applies to all of the Company's officers, directors and employees. A copy of the Company's Code of Ethics was filed as an exhibit to the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2003, a copy of which is being distributed to all shareholders of record along with this Proxy Statement. In addition, the text of the Code of Ethics has been posted on the Company's World Wide Web site, http://www.cpacsports.com.

--------------------------------------------------------------------------------
EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------


The following table summarizes the total compensation, for each of the last three fiscal years, earned by the Named Executive Officers -- Mr. Michael Blumenfeld the Chief Executive Officer and the four other executive officers who earned over $100,000 and who were serving as an executive officer at the end of fiscal 2003.

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM
                                                     ANNUAL COMPENSATION        COMPENSATION
                                                     -------------------        ------------
                                                                                 SECURITIES
                                          FISCAL                                 UNDERLYING
NAME AND PRINCIPAL POSITIONS               YEAR            SALARY ($)             OPTIONS
----------------------------              ------           ----------            ----------
   Michael J. Blumenfeld                    2003            172,000                25,000
     Chairman of the Board and              2002            160,000                    --
     Chief Executive Officer                2001            140,000                95,000

   Adam Blumenfeld                          2003            162,000                50,000
     President                              2002            150,000                    --
                                            2001            138,650                45,000

   Harvey Rothenberg                        2003            125,000                25,000
     Vice President, Marketing              2002            115,000                    --
                                            2001            105,400                40,000

   Arthur J. Coerver                        2003            136,000                25,000
     Chief Operating Officer                2002            128,000                    --
                                            2001            118,200                40,000

   William Estill                           2003            160,000                40,000
     Chief Financial Officer                2002            152,500                    --
                                            2001            151,800                40,000

--------------------------------------------------------------------------------
STOCK OPTIONS
--------------------------------------------------------------------------------


The following table sets forth certain information about the stock option awards that were made to the Named Executive Officers during fiscal 2003. All of these options are transferable to family members under specified conditions.

                        OPTION GRANTS IN LAST FISCAL YEAR

----------------------------------------------------------------------------------------------------------------------
                                                  PERCENTAGE OF TOTAL
                            NUMBER OF SHARES       OPTIONS GRANTED TO
                               UNDERLYING             EMPLOYEES IN          EXERCISE PRICE
          NAME               OPTIONS GRANTED          FISCAL YEAR              PER SHARE           EXPIRATION DATE
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Michael J. Blumenfeld            25,000                  18.1%                   $6.08                 6/24/13

Adam Blumenfeld                  25,000                  18.1%                    6.08                 6/24/13
                                 25,000                  16.2%                    4.90                 7/26/12

Harvey Rothenberg                10,000                   7.2%                    6.08                 6/24/13
                                 15,000                   9.7%                    4.90                 7/26/12

Arthur J. Coerver                10,000                   7.2%                    6.08                 6/24/13
                                 15,000                   9.7%                    4.90                 7/26/12

William Estill                   20,000                  14.5%                    6.08                 6/24/13
                                 20,000                  13.0%                    4.90                 7/26/12



                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

------------------------------------------------------------------------------------------------------------
                                    NUMBER OF SHARES                          VALUE OF UNEXERCISED
                                 UNDERLYING UNEXERCISED                      IN-THE MONEY OPTIONS(1)
                               OPTIONS AT FISCAL YEAR-END                       AT FISCAL YEAR-END
                          -------------------------------------       --------------------------------------
          NAME                EXERCISABLE        UNEXERCISABLE            EXERCISABLE          UNEXERCISABLE
------------------------- -------------------   ---------------       --------------------    --------------
Michael J. Blumenfeld                 130,000          0                         $ 231,750         $ 0

Adam Blumenfeld                        95,000          0                           137,500           0

Harvey Rothenberg                      68,000          0                            97,650           0

Arthur J. Coerver                      69,000          0                            97,650           0

William Estill                         80,000          0                           112,100           0


(1) Amounts were calculated using the closing price of Collegiate Pacific's common stock on the last trading day of the fiscal year ($6.65).

                      EQUITY COMPENSATION PLAN INFORMATION


----------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF SECURITIES
                                                                                            REMAINING AVAILABLE FOR
                                NUMBER OF SECURITIES TO BE                                   FUTURE ISSUANCE UNDER
                                  ISSUED UPON EXERCISE OF     WEIGHTED-AVERAGE EXERCISE    EQUITY COMPENSATION PLANS
                                   OUTSTANDING OPTIONS,         PRICE OF OUTSTANDING         (EXCLUDING SECURITIES
                                    WARRANTS AND RIGHTS      OPTIONS WARRANTS AND RIGHTS   REFLECTED IN COLUMN (a))
------------------------------- ---------------------------- ---------------------------- ----------------------------
         PLAN CATEGORY                      (a)                          (b)                          (c)
------------------------------- ---------------------------- ---------------------------- ----------------------------
Equity Compensation Plans                 704,200                       $5.25                       204,600
Approved by Security Holders

Equity Compensation Plans Not                  --                          --                            --
Approved by Security Holders
                                       -------------                -------------                -------------
            Total                         704,200                       $5.25                       204,600

--------------------------------------------------------------------------------
AMENDMENTS TO STOCK OPTION PLAN
--------------------------------------------------------------------------------


The Board of Directors has approved two amendments to the Company's 1998 Stock Option Plan. The amendments increase the number of authorized shares under the Company's 1998 Stock Option Plan from 1,000,000 to 1,500,000 and extend the expiration date of the Stock Option Plan from December 31, 2005 to November 2, 2008 (collectively, the "Amendments"). The Amendments are being proposed to allow the Company to continue providing competitive stock incentives that attract and retain key personnel, as permitted under the terms of the Stock Option Plan. No other amendments to the Stock Option Plan are proposed for stockholder approval.

The 1998 Stock Option Plan was originally adopted by the Board of Directors of Collegiate Pacific on November 2, 1998, approved by the stockholders on December 11, 1998, and subsequently amended on one occasion on March 20, 2001. The original and continuing purpose of the 1998 Stock Option Plan is to attract, retain and provide incentives to key personnel upon whose efforts the Company's success and future growth depends. If approved by the stockholders, the amendments will be effective on January 15, 2004.

As of December 1, 2003, the Company had granted incentive and nonstatutory stock options to purchase a total of 824,900 shares, 91,200 of which have been exercised. There are currently 704,200 options outstanding under the Stock Option Plan and 204,600 shares available for grant. The closing price of the Company's common stock on the American Stock Exchange was $8.45 on December 1, 2003. All of the Company's full-time employees are eligible to participate in the 1998 Stock Option Plan and there are currently approximately 55 optionees under the 1998 Stock option Plan. There has been no decision with respect to the number or terms of options that may be granted hereafter or the number or identity of future optionees under the 1998 Stock Option Plan.

SUMMARY DESCRIPTION OF THE STOCK OPTION PLAN

The following is a summary of the 1998 Stock Option Plan, as amended, and is qualified in its entirety by reference to the Amended and Restated 1998 Stock option Plan, a copy of which has been submitted to the Securities and Exchange Commission with this Proxy Statement and is attached hereto as Appendix C.

The 1998 Stock Option Plan is administered by the Stock Option Committee which determines, among other things, the persons who are to receive options, the number of shares to be subject to each option, the option period, the option exercise price and the vesting schedule applicable to the options. Subject to the terms of the 1998 Stock option Plan, the Stock Option Committee has the authority to establish rules and regulations, make determinations and interpretations, and take such other administrative actions as it deems necessary or advisable for the administration of the Stock option Plan.

As indicated, if the stockholders approve the Amendments, the number of shares of the Company's common stock reserved for issuance under the 1998 Stock Option Plan will increase from 1,000,000 to 1,500,000 and the expiration date of the 1998 Stock Option Plan will be extended from December 31, 2005, to November 2, 2008, unless sooner terminated by action of the Board of Directors. If the Amendments are approved, there will be 704,600 shares available for future option grants by the Company. In the event of certain changes in the capital stock of Collegiate Pacific due to a reorganization, stock split, stock dividend, or other similar event, corresponding adjustments in the number and kind of shares covered by outstanding options and the exercise price per share automatically will be made.

The Stock Option Plan requires that the exercise price for each incentive and nonstatutory stock option must not be less than 100% of the fair market value per share of the common stock at the time the option is granted. No incentive stock option, however, may be granted to an employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company unless the option price is at least 110% of the fair market value of the common stock at the date of grant and the option period is not more than five years from the date of grant. No employee may be granted incentive stock options that first become exercisable during a calendar year to purchase common stock, or stock of any affiliate (or a predecessor of the Company or an affiliate), with an aggregate fair market value (determined as of the date of grant of each option) in excess of $100,000. An incentive stock option counts against the annual limitation only in the year it first becomes exercisable. Incentive stock options may be granted only to employees of the Company.

The time period during which an option may be exercised by the holder may not be more than ten years from the date the option is granted. Options may be exercised in annual installments as specified by the Stock Option Committee. All installments that become exercisable are cumulative and may be exercised at any time after they become exercisable until the option expires. Options are not assignable or transferable other than by will or the laws of descent and distribution or between spouses or incident to divorce.

The Stock Option Committee determines at the time each option is granted the conditions that will apply to the exercise of such option in the event the holder of an option ceases to be an employee or director of, or consultant to, the Company or any of its subsidiaries for any reason. In the event of death of an optionee while in the employ or while serving as a director of or consultant to the Company or any of its subsidiaries, such option will be exercisable in full within the year next succeeding the date of death or such other period as may be specified in the option agreement, but in no case later than the expiration date of such option.

Full payment for shares purchased upon exercise of an option must be made at the time of exercise. No shares may be issued until full payment is made. The Stock Option Plan provides that an option agreement may permit an optionee to tender previously owned shares of Common Stock in partial or full payment for shares to be purchased on exercising an option.

The Board of Directors has retained the right to amend or terminate the Stock Option Plan as it deems advisable. However, no amendment shall be made to materially increase the number of shares of stock which may be optioned under the Stock Option Plan or the number of options that may be granted to any individual optionee, materially modify the requirements as to eligibility for participation in the Stock Option Plan, or materially increases the benefits which may accrue to participants under the Stock Option Plan without submitting such amendments to its stockholders for approval. In addition, no amendments to, or termination of, the Stock Option Plan shall impair the rights of any individual under options previously granted without such individual's consent.

FEDERAL INCOME TAX CONSEQUENCES

No tax obligation will arise for the optionee or the Company upon the granting of either incentive stock options or non-qualified stock options under the Stock Option Plan. Upon exercise of a non-qualified stock option, an optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value, on the date of exercise, of the stock acquired over the exercise price of the option. Thereupon, the Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee. Any additional gain or loss realized by an optionee on disposition of the shares generally will be capital gain or loss to the optionee and will not result in any additional tax deduction to the Company.

The taxable event arising from exercise of non-qualified stock options by officers of the Company subject to Section 16(b) of the Securities Exchange Act of 1934 occurs on the later of the date on which the option is exercised or the date six months after the date the option was granted, unless the optionee elects, within 30 days of the date of exercise, to recognize ordinary income as of the date of exercise. The income recognized at the end of any deferred period will include any appreciation in the value of the stock during that period and the capital gain holding period will not begin to run until the completion of such period.

Upon the exercise of an incentive stock option, an optionee recognizes no immediate taxable income. The tax cost is deferred until the optionee ultimately sells the shares of stock. If the optionee does not dispose of the option shares within two years from the date the option was granted and within one year after the exercise of the option, and the option is exercised no later than three months after the termination of the optionee's employment, the gain on the sale will be treated as long term capital gain. Subject to the limitations in the Stock Option Plan, certain of these holding periods and employment requirements are liberalized in the event of the optionee's death or disability while employed by the Company.

The Company is not entitled to any tax deduction, except that if the stock is not held for the full term of the holding period outlined above, the gain on the sale of such stock, being the lesser of (i) the fair market value of the stock on the date of exercise minus the option price, and (ii) the amount realized on disposition minus the option price, will be taxed to the optionee as ordinary income and the Company will be entitled to a deduction in the same amount. Any additional gain or loss realized by an optionee upon disposition of shares prior to the expiration of the full term of the holding period outlined above generally will be capital gain or loss to the optionee and will not result in any additional tax deduction to the Company. The "spread" upon exercise of an incentive stock option constitutes a tax preference item within the computation of the "alternative minimum tax" under the Internal Revenue Code. The tax benefits which might otherwise accrue to an optionee may be affected by the imposition of such tax if applicable to the optionee's individual circumstances.

--------------------------------------------------------------------------------
VOTE REQUIRED AND BOARD RECOMMENDATION
--------------------------------------------------------------------------------


THE AMENDMENTS TO THE STOCK OPTION PLAN MUST BE APPROVED BY A MAJORITY OF THE VOTES CAST AT THE ANNUAL MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDMENTS TO INCREASE THE NUMBER OF AUTHORIZED SHARES UNDER THE STOCK OPTION PLAN TO 1,500,000 AND EXTEND THE EXPIRATION DATE OF THE STOCK OPTION PLAN TO NOVEMBER 2, 2008, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

--------------------------------------------------------------------------------
RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR
--------------------------------------------------------------------------------


The Board of Directors has approved and recommends the appointment of Grant Thornton LLP, certified public accountants, to serve as independent auditor for our Company for the fiscal year ending June 30, 2004. Approval of the appointment of the accountants is being sought in order to give shareholders the opportunity to express their opinion on the matter. Approval will require the affirmative vote of the holders of a majority of the shares of common stock which are represented and entitled to vote at the meeting. Should approval not be obtained, the Board of Directors would expect to reconsider the appointment.

Members of Grant Thornton LLP are expected to attend the annual meeting and, if present, will be available to answer appropriate questions which may be asked by shareholders. Those members will also have an opportunity to make a statement at the annual meeting if they desire to do so.

--------------------------------------------------------------------------------
VOTE REQUIRED AND BOARD RECOMMENDATION
--------------------------------------------------------------------------------


THE APPOINTMENT OF GRANT THORNTON LLP MUST BE RATIFIED BY A MAJORITY OF THE VOTES CAST AT THE ANNUAL MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF GRANT THORNTON LLP, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

--------------------------------------------------------------------------------
STOCK OWNERSHIP
--------------------------------------------------------------------------------


The following table sets forth certain information, as of December 1, 2003, about the ownership of Collegiate Pacific common stock by the directors and executive officers. The Company knows of no persons other than Messrs. Michael Blumenfeld and Adam Blumenfeld, who own more than 5% of the total number of shares outstanding. Unless otherwise indicated, each person named below holds sole investment and voting power over the shares shown.

                                                                                                        TOTAL AS A
                                                         OPTIONS/WARRANTS                             PERCENTAGE OF
                                         NUMBER OF         EXERCISABLE               TOTAL                SHARES
                                          SHARES            WITHIN 60              BENEFICIAL          OUTSTANDING
       BENEFICIAL OWNER                    OWNED               DAYS                OWNERSHIP        (IF 1% OR MORE)(a)
------------------------------           ---------       ---------------          -----------       ------------------
Michael J. Blumenfeld                    2,165,207               751,407            2,916,614             44.3%
13950 Senlac Drive, Suite 100
Dallas, TX 75234

Adam Blumenfeld                            242,100               332,100              574,200              9.3%
13950 Senlac Drive, Suite 100
Dallas, TX  75234

Jeff Davidowitz                            140,302(b)             50,502              190,804              3.2%
Arthur J. Coerver                           37,790(c)             99,878(c)           137,668              2.3%
William H. Watkins, Jr.                     43,803(d)             54,803(d)            98,606              1.7%
Harvey Rothenberg                           17,117(e)             71,217(e)            88,334              1.5%
Robert W. Hampton                               --                 7,500                7,500               --
William R. Estill                               --                80,000               80,000              1.4%
Chadd Edlein                                14,000                60,000               74,000              1.3%

Directors and executive
  officers as a group (9 persons)        2,660,319             1,507,407            4,167,726             56.7%

----------

a   -    Based on the number of shares outstanding (5,838,392) at the close of business on December 1, 2003.

b   -    Includes (i) 34,751 shares and 34,751 shares issuable upon exercise of a warrant held by Penn Footwear Retirement Trust of which Mr. Davidowitz is a trustee, (ii) 67,551 shares and 3,751 shares issuable upon exercise of a warrant held by JIBS Equities of which Mr. Davidowitz is a general partner, (iii) 9,000 shares held by Penn Footwear of which Mr. Davidowitz is President and a shareholder, (iv) 4,000 shares held by Oldfield Company of which Mr. Davidowitz is President and a shareholder, (v) 10,000 shares held by DVD Partners of which Mr. Davidowitz is a general partner, and (vi) 10,000 shares held by 3D Partners of which Mr. Davidowitz is general partner.

c   -    Includes (i) 6,700 shares held in trust for the benefit of Mr. Coerver and (ii) 1,212 shares held by Mr. Coerver's spouse.

d   -    Includes 30,303 shares and 30,303 shares issuable upon exercise of a warrant held in trust for the benefit of Mr. Watkins.

e   -    Includes (i) 1,687 shares and 1,687 shares issuable upon exercise of a warrant held in trust for the benefit of Mr. Rothenberg's minor child, (ii) 3,430 shares and 3,030 shares issuable upon exercise of a warrant held in trust for the benefit of Mr. Rothenberg and (iii) 4,500 shares issuable upon exercise of employee stock options held by Mr. Rothenberg's spouse.

--------------------------------------------------------------------------------
OTHER DIRECTOR AND EXECUTIVE OFFICER INFORMATION
--------------------------------------------------------------------------------


CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

On September 7, 2000, the Company acquired the stock of Kesmil Manufacturing, Inc., a manufacturing company owned by Michael J. Blumenfeld, the Chief Executive Officer of the Company, for the assumption of approximately $581,000 in notes payable to the shareholder and a shareholder and relative of Mr. Blumenfeld, and the assumption of other liabilities of approximately $400,000. These notes are subordinate to Collegiate Pacific's line of credit, are not secured by any of the Company's assets and mature in August 2004. The notes payable to shareholders bear interest at the rate of 12% per annum and are payable in quarterly installments of approximately $36,000. Collegiate Pacific was, prior to the acquisition, the sole customer of the acquired company. Because the former sole shareholders of Kesmil also owned a majority of Collegiate Pacific's outstanding common stock, the acquisition was accounted for in a manner similar to a pooling of interests. During fiscal 2000, the Company purchased approximately $1,000,000 of certain inventory items from Kesmil.

On October 7, 2003, Michael J. Blumenfeld, the Company's Chief Executive Officer, sold on a firm commitment basis directly to Roth Capital Partners, LLC, 1,000,000 warrants at a per warrant price of $1.95. Under the terms of the offering, Roth Capital immediately exercised the warrants and the Company issued 1,000,000 shares of its common stock directly to Roth Capital. Roth Capital sold these shares to institutional investors at a price of $6.95 per share. Collegiate Pacific received $5,000,000, before commissions and expenses, from the exercise of the warrants. The Company paid a commission to Roth Capital of $450,000 in connection with the sale of the warrants in the offering and the issuance to Roth Capital of the shares of common stock upon Roth Capital's exercise of the warrants.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act of 1934, as amended, requires the Company's executive officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. The Company believes that all filings required to be made by the Reporting Persons during the fiscal year ended June 30, 2003 were made on a timely basis.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


RECORD DATE; SHARES OUTSTANDING

Shareholders of record at the close of business on December 5, 2003, are entitled to vote their shares at the annual meeting. As of that date, there were 5,878,146 shares of common stock outstanding and entitled to be voted at the meeting. The holders of those shares are entitled to one vote per share.

QUORUM

More than 50% of the shareholders entitled to vote must be represented at the meeting before any business may be conducted. If a quorum is not present, the shareholders who are represented may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice need be given. An adjournment will have no effect on the business that may be conducted at the meeting.

PROXIES; RIGHT TO REVOKE

By submitting your proxy, you will authorize Michael J. Blumenfeld and William
R. Estill to represent you and vote your shares at the meeting in accordance with your instructions. They may also vote your shares to adjourn the meeting and will be authorized to vote your shares at any adjournments or postponements of the meeting.

If you attend the meeting, you may vote your shares in person, regardless of whether you have submitted a proxy. In addition, you may revoke your proxy by sending a written notice of revocation to the Company's Corporate Secretary, by submitting a later-dated proxy or by voting in person at the meeting.

DEFAULT VOTING

If you submit a proxy but do not indicate any voting instructions, your shares will be voted FOR the election of all nominees for director, and if any other business properly comes before the shareholders for a vote at the meeting, your shares will be voted according to the discretion of the holders of the proxy.

VOTING PROCEDURES

Tabulation of Votes: Votes cast by proxy or in person at the meeting will be tabulated by Continental Stock Transfer and Trust Company, the Company's transfer agent.

Effect of an Abstention and Broker Non-Votes: A shareholder who abstains from voting on any or all proposals will be included in the number of shareholders present at the meeting for the purpose of determining the presence of a quorum. Abstentions and broker non-votes will not be counted either in favor of or against the election of nominees or other proposals because the election of directors is done by a plurality of votes. However, because the approval of the amendments to the Stock Option Plan and the ratification of auditors is done by a majority of votes cast at the meeting, a broker non-vote will count as a vote against the matter being considered.

VOTING BY STREET NAME HOLDERS

If you are the beneficial owner of shares held in "street name" by a broker, the broker, as the record holder of the shares, is required to vote those shares according to your instructions. If you do not give instructions to the broker, the broker will be entitled to vote the shares in its discretion.

INDEPENDENT ACCOUNTANTS

Representatives of Grant Thornton LLP, independent public auditors for the Company for fiscal 2003 and the current fiscal year, will be present at the annual meeting, will have an opportunity to make a statement, and will be available to respond to appropriate questions.

PROXY SOLICITATION

Collegiate Pacific will bear all costs of this proxy solicitation. Proxies may be solicited by mail, in person, by telephone or by facsimile by officers, directors and regular employees. Collegiate Pacific may also reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses to forward proxy materials to beneficial owners.

SHAREHOLDER PROPOSALS FOR NEXT YEAR'S MEETING

Shareholders who, in accordance with Securities and Exchange Commission Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year's annual meeting Proxy Statement must submit their proposals so that they are received at Collegiate Pacific's principal executive offices no later than the close of business on August 15, 2004. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

In accordance with our Bylaws, in order to be properly brought before the fiscal 2005 Annual Meeting, a shareholder's notice of the matter the shareholder wishes to represent, or the person or persons the shareholder wishes to nominate as a director, must be delivered to the Secretary of Collegiate Pacific at its principal executive offices not less than 120 nor more than 150 days before the first anniversary of the date of this proxy statement. As a result, any notice given by a shareholder pursuant to these provisions of our Bylaws (and not pursuant to the SEC's Rule 14a-8) must be received no earlier than June 17, 2004 and no later than August 15, 2004, unless our annual meeting date is more than 30 days before or after January 15, 2005. If our fiscal 2005 annual meeting date is advances or delayed by more than 30 days from this year's meeting date, then proposals must be received no later than the close of business on the later of the 90th day before the fiscal 2005 Annual Meeting or the 15th day following the date on which the meeting date is publicly announced.

To be in proper form, a shareholder's notice must include the specified information concerning the proposal or nominee as described in our Bylaws. A shareholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel with regard to our Bylaw and SEC requirements. Collegiate Pacific will not consider any proposal or nomination that does not meet the Bylaw requirements and the SEC's requirements for submitting a proposal or nomination.

Notices of intention to present proposals at the fiscal 2005 annual meeting should be addressed to Secretary, Collegiate Pacific Inc., 13950 Senlac Drive, Suite 100, Dallas, TX 75234. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

SHAREHOLDER LIST

For at least ten days prior to the meeting, a list of the shareholders entitled to vote at the annual meeting will be available for examination, for purposes relevant to the meeting, during ordinary business hours at the Company's principal executive offices. The list will also be available for examination at the meeting.

ANNUAL REPORT ON FORM 10-KSB

A copy of the fiscal 2003 Annual Report on Form 10-KSB, as amended, is being distributed along with this Proxy Statement. In addition, if you send your request in writing to Collegiate Pacific Inc. c/o Secretary, 13950 Senlac Drive, Suite 100, Dallas, TX 75234, we will provide you, without charge, a copy of an Annual Report on Form 10-KSB filed with the Securities and Exchange Commission, or you can download a copy of our Annual Report on Form 10-KSB from our website, http://www.cpacsports.com. You can also download a copy of our Annual Report on Form 10-KSB from the Securities and Exchange Commission website, http://www.sec.gov. The Annual Report does not constitute a part of the proxy solicitation materials.

OTHER BUSINESS

The Board of Directors does not intend to bring any other business before the meeting, and so far as is known to the Board, no matters are to be brought before the meeting, except as specified in the accompanying Notice of Meeting. In addition to the scheduled items of business, the meeting may consider shareholder proposals (including proposals omitted from the Proxy Statement and form of Proxy pursuant to the proxy rules of the Securities and Exchange Commission) and matters relating to the conduct of the meeting. As to any other business that may properly come before the meeting, it is intended that proxies will be voted in respect thereof in accordance with the judgment of the person voting such proxies.

                                           By Order of the Board of Directors,


                                           /s/ William R. Estill

                                           William R. Estill
                                           Chief Financial Officer and Secretary

                                           Dallas, Texas
                                           December 12, 2003

                                                                      APPENDIX A


                             COLLEGIATE PACIFIC INC.

            CHARTER FOR THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         AS PART OF THE COMMITMENT OF THE COMPANY AND THE BOARD OF DIRECTORS TO GOOD GOVERNANCE PRACTICES, THE AUDIT COMMITTEE REGULARLY REVIEWS ITS CHARTER AND RECOMMENDS TO THE BOARD CHANGES TO THE CHARTER. THE BOARD ADOPTED CHANGES TO THE CHARTER IN OCTOBER 2003.

                                                     AS REVISED OCTOBER 28, 2003

                                    ARTICLE I
                                     PURPOSE

         The purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, reviewing the systems of internal controls which management and the Board of Directors have established, selecting and reviewing the performance of independent accountants, and overseeing the Company's accounting and financial reporting processes and the audits of the Company's financial statements.

         The Audit Committee will fulfill these responsibilities by carrying out the activities enumerated in Article 3 of this Charter. The Audit Committee shall be given full and direct access to the Company's Chairman of the Board, Company executives and independent accountants as necessary to carry out these responsibilities. However, the Audit Committee's function is one of oversight only and shall not relieve the Company's management of its responsibilities for preparing financial statements which accurately and fairly present the Company's financial results and condition, or the responsibilities of the independent accountants relating to the audit or review of financial statements.

         The independent accountants' ultimate responsibility is to the Board of Directors and the Audit Committee, as representatives of the shareholders. These representatives have the ultimate authority to select, evaluate, and, where appropriate, replace the independent accountants.

                                   ARTICLE II
                       COMPOSITION OF THE AUDIT COMMITTEE

         The Audit Committee shall be comprised of not less than three directors, each of whom will be independent as required by Section 10A(m) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), any rules and regulations promulgated thereunder by the Securities and Exchange Commission (the "SEC"), and the rules of the National Association of Securities Dealers, Inc. ("NASD"). Each appointed Committee member shall be subject to annual reconfirmation and may be removed by the Board at any time.

         All members of the Audit Committee shall be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

                                   ARTICLE III
                           RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Audit Committee shall:

  1. Review annually the Audit Committee Charter for adequacy and recommend any changes to the Board.

  2. Review the significant accounting principles, policies and practices followed by the Company in accounting for and reporting its financial results of operations in accordance with generally accepted accounting principles ("GAAP").

  3. Review the financial, investment and risk management policies followed by the Company in operating its business activities.

  4. Review the Company's annual audited financial statements, related disclosures, including the MD&A portion of the Company's filings, and discuss with the independent accountants the matters required to be discussed by Auditing Standard No. 61, including (a) the quality as well as acceptability of the accounting principles applied in the financial statements, and (b) new or changed accounting policies; significant estimates, judgments, uncertainties or unusual transactions; and accounting policies relating to significant financial statement items.

  5. Review any management letters or internal control reports prepared by the independent accountants or the Company's internal auditors, if any, and responses to prior management letters, and review with the independent accountants the Company's internal financial controls.

  6. Review the effectiveness of the independent audit effort, including approval of the scope of, and fees charged in connection with, the annual audit, quarterly reviews and any non-audit services being provided.

  7. Be directly responsible for the appointment, determination of the compensation for, retention and oversight of the work of the independent accountant employed to conduct the audit (including resolution of disagreements between the independent accountants and management regarding financial reporting) or other audit, review or attest services. The independent accountants shall report directly to the Audit Committee.

  8. Pre-approve all audit services and permissible non-audit services by the independent accountants, as set forth in Section 10A of the Exchange Act and the rules and regulations promulgated thereunder by the SEC. The Audit Committee may establish pre-approval policies and procedures, as permitted by Section 10A of the Exchange Act and the rules and regulations promulgated thereunder by the SEC, for the engagement of independent accountants to render services to the Company, including but not limited to policies that would allow the delegation of pre-approval authority to one or more members of the Audit Committee, provided that any pre-approvals delegated to one or more members of the Audit Committee are reported to the Audit Committee at its next scheduled meeting.

  9. Review the hiring policies for any employees or former employees of the independent accountants.

 10. Obtain on an annual basis a formal written statement from the independent accountants delineating all relationships between the accountants and the Company consistent with

     Independence Standards Board Standard No. 1, and review and discuss with the accountants all significant relationships the accountants have with the Company which may affect the accountants' independence. The Audit Committee is responsible for ensuring the independence of the independent accountants.

11. For each of the first three fiscal quarters and at year end, at an Audit Committee meeting review with management the financial results, the proposed earnings press release and formal guidance which the Company may plan to offer, and review with the independent accountants the results of their review of the interim financial information and audit of the annual financial statements.

12. Review management's analysis of any significant accounting issues, changes, estimates, judgments or unusual items relating to the financial statements and the selection, application and effects of critical accounting policies applied by the Company (including an analysis of the effect of alternative GAAP methods) and review with the independent accountants the reports on such subjects delivered pursuant to Section 10A(k) of the Exchange Act and the rules and regulations promulgated thereunder by the SEC.

13. Following completion of the annual audit, review separately with the independent accountants and management any significant difficulties encountered during the course of the audit.

14. Engage and determine funding for such independent professional advisers and counsel as the Audit Committee determines are appropriate to carry out its functions hereunder. The Company shall provide appropriate funding to the Audit Committee, as determined by the Audit Committee, for payment of (1) compensation to the independent accountants for services approved by the Audit Committee, (2) compensation to any outside advisers retained by the Audit Committee, and (3) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

15. Report to the Board on a regular basis on the major events covered by the Audit Committee and make recommendations to the Board and management concerning these matters.

16. Perform any other activities consistent with this charter, the Company's Bylaws and governing law as the Audit Committee or the Board deems necessary or appropriate, including but not limited to the Company's legal and regulatory compliance.

17. Approve all related party transactions, as defined by applicable NASD Rules, to which the Company is a party.

18. Establish procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (b) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

                                   ARTICLE IV
                            AUDIT COMMITTEE MEETINGS

         The Audit Committee meets at least three times a year. Additional meetings may occur as the Audit Committee or its chair deems advisable. In addition, the Committee will meet at any time that the independent accountants believe communication to the Audit Committee is required. The Audit Committee will cause to be kept adequate minutes of all its proceedings, and will report its actions to the next meeting of the Board. The Audit Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Audit Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Audit Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of Collegiate Pacific, or (c) the laws of the State of Delaware.

                                    ARTICLE V
                                    AUTHORITY

         The Audit Committee will have the resources and authority necessary to discharge its duties and responsibilities, including the authority to retain outside counsel or other experts or consultants, as it deems appropriate. Any communications between the Audit Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Collegiate Pacific and the Audit Committee will take all necessary steps to preserve the privileged nature of those communications.

                                                                      APPENDIX B


                             COLLEGIATE PACIFIC INC.

         CHARTER FOR THE NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS

                                DECEMBER 4, 2003

                                    ARTICLE I
                                     PURPOSE

         The purpose of the Nominating Committee is to determine the slate of director nominees for election to the Company's Board of Directors and to identify and recommend candidates to fill vacancies occurring between annual shareholder meetings.

                                   ARTICLE II
                     COMPOSITION OF THE NOMINATING COMMITTEE

         The membership of the Nominating Committee consists of at least two directors, each of whom is to be free of any relationship that, in the opinion of the Board, would interfere with his or her exercise of independent judgment. Applicable laws and regulations will be followed in evaluating a member's independence. The Board appoints the chairperson.

                                   ARTICLE III
                           RESPONSIBILITIES AND DUTIES

         The principal responsibilities and functions of the Nominating Committee are as follows:

         1. Annually present to the Board a list of individuals recommended for nomination for election to the Board at the annual meeting of shareholders;

         2. Before recommending an incumbent, replacement or additional director, review his or her qualifications, including capability, availability to serve, conflicts of interest, and other relevant factors;

         3. Assist in identifying, interviewing and recruiting candidates for the Board; and

         4. Regularly review and make recommendations about changes to the charter of the Nominating Committee.

                                   ARTICLE IV
                          NOMINATING COMMITTEE MEETINGS

         The Nominating Committee meets at least once a year. Additional meetings may occur as the Nominating Committee or its chair deems advisable. The Nominating Committee will cause to be kept adequate minutes of all its proceedings, and will report its actions to the next meeting of the Board. The Nominating Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Nominating Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Nominating Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of Collegiate Pacific, or (c) the laws of the state of Delaware.

                                    ARTICLE V
                                    AUTHORITY

         The Nominating Committee will have the resources and authority necessary to discharge its duties and responsibilities, including the authority to retain outside counsel or other experts or consultants, as it deems appropriate. Any communications between the Nominating Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Collegiate Pacific and the Nominating Committee will take all necessary steps to preserve the privileged nature of those communications.

                                                                      APPENDIX C


                              AMENDED AND RESTATED
                          1998 COLLEGIATE PACIFIC INC.
                                STOCK OPTION PLAN

1.       PURPOSE

         The purpose of the 1998 Collegiate Pacific Inc. Stock Option Plan (hereinafter called the "Plan") is to advance the interests of Collegiate Pacific Inc. (hereinafter called the "Company") by strengthening the ability of the Company to attract and retain key personnel of high caliber through encouraging a sense of proprietorship by means of stock ownership.

         Certain options granted under this Plan are intended to qualify as "incentive stock options" pursuant to Section 422 of the Internal Revenue Code of 1986 (the "Code"), while certain other options granted under the Plan will constitute nonqualified options.

2.       DEFINITIONS

         As used in this Plan, and in any Option Agreement, as hereinafter defined, the following terms shall have the following meanings, unless the context otherwise requires:

         (a) "Common Stock" shall mean the Common Stock of the Company, par value $.01 per share.

         (b) "Date of Grant" shall mean the date on which a stock option is granted pursuant to this Plan.

         (c) Non-Employee Director" shall mean an individual who is a "non-employee director" within the meaning set forth therefor in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and also an "outside director" within the meaning of Treasury Regulation Section 1.162-27(e)(3).

         (d) "Fair Market Value" shall mean the closing sale price (or average of the quoted closing bid and asked prices if there is no closing sale price reported) of the Common Stock on the date specified as reported by NASDAQ or by the principal national stock exchange on which the Common Stock is then listed. If there is no reported price information for such date, the Fair Market Value will be determined by the reported price information for Common Stock on the day nearest preceding such date.

         (e) "Optionee" shall mean the person to whom an option is granted under the Plan or who has obtained the right to exercise an option in accordance with the provisions of the Plan.

         (f) "Subsidiary" shall mean any now existing or hereinafter organized or acquired corporation of which more than fifty percent (50%) of the issued and outstanding voting stock is owned or controlled directly or indirectly by the Company or through one or more Subsidiaries of the Company.

3.       SHARES SUBJECT TO THE PLAN

         Subject to the provisions of Section 9 of this Plan, the aggregate amount of Common Stock for which options may be granted under this Plan shall not exceed 1,500,000 shares of Common Stock. The number of shares of Common Stock subject to awards granted to any individual Optionee from November 2, 1998 to November 2, 2008 shall not exceed the number set forth in the immediately preceding sentence, as it may be amended from time to time. Such shares may be authorized and previously unissued shares or previously issued shares that have been reacquired by the Company. Any shares subject to unexercised portions of options granted under this Plan which shall have terminated, been canceled, or expired may again be subject to options under this Plan, but shall not increase the number of options that may be granted to an individual Optionee pursuant to the second sentence of this Section 3.

4.       ADMINISTRATION

         (a) The Plan shall be administered by the Board of Directors or, at the option of the Board of Directors, a committee of two or more Non-Employee Directors appointed by the Board of Directors of the Company (the group responsible for administering the Plan is referred to herein as the "Committee"). Options may be granted under this Section 4(a) only (i) by the unanimous agreement of the members of the Committee; (ii) by resolution of the Board of Directors, duly adopted; or (iii) in compliance with Section 14 of the Exchange Act, by affirmative vote of a majority of the shareholders of the Company, present or represented, and duly entitled to vote on such matters at meetings held in accordance with the laws of the State of Delaware, either in advance of the grant or no later than the next annual meeting of shareholders. Notwithstanding the foregoing, options may be granted to "covered employees" (as defined in Section 162(m)(3) of the Code) solely by the Committee. The Committee may create a subcommittee for purposes of making grants to officers and directors if the Committee would otherwise not qualify for making such grants under Rule 16b-3 or Section 162(m) of the I.R.C. References herein to the "Committee" shall include any such subcommittee. Stock option agreements ("Option Agreements"), in the forms as approved by the Committee, and containing such terms and conditions not inconsistent with the provisions of this Plan as shall have been determined by the Committee, may be executed on behalf of the Company by the Chairman of the Board, the President or any Vice President of the Company. Except with respect to Section 4(b) of this Plan, the Committee shall have complete authority to construe, interpret and administer the provisions of the Plan and the provisions of the Option Agreements granted hereunder; to prescribe, amend and rescind rules and regulations pertaining to the Plan; and to make all other determinations necessary or deemed advisable in the administration of the Plan. The determinations, interpretations and constructions made by the Committee shall be final and conclusive.

         (b) Members of the Committee shall be specified by the Board of Directors, and shall consist solely of Non-Employee Directors. On the date Non-Employee Directors are specified as Committee members by the Board of Directors and on each subsequent anniversary of such date that a Non-Employee Director serves as a Committee member, such Non-Employee Director shall automatically be granted nonqualified options to purchase 2,500 shares of Common Stock. The purchase price or prices for Common Stock subject to an option granted under this Section 4(b) shall be 100% of the Fair Market Value of the Common Stock on the Date of Grant.

5.       ELIGIBILITY

         (a) Incentive stock options to purchase Common Stock may be granted under Section 4(a) of the Plan to such key employees of the Company or its Subsidiaries (including any director who is also a key employee of the Company or one of its Subsidiaries) as shall be determined by the Committee. Nonqualified stock options to purchase Common Stock may be granted under Section 4(a) of the Plan to such key employees, directors or consultants of the Company or its Subsidiaries as shall be determined by the Committee. Nonqualified stock options may be granted to a Non-Employee Director under Section 4(a) in addition to the nonqualified options granted under Section 4(b). Which persons are to be granted options under Section 4(a) of the Plan, the number of options, the number of shares subject to each option, the exercise price or prices of each option, the vesting and exercise period of each option, whether an option may be exercised as to less than all of the Common Stock subject thereto, and such other terms and conditions of each option, if any, as are not inconsistent with the provisions of this Plan shall be determined on the Date of Grant and specified in an Option Agreement in accordance with Section 4(a) of this Plan.

         (b) Notwithstanding any provision of this Plan to the contrary, unless the shareholders of the Company approve the Plan at the December 11, 1998 shareholders' meeting: (a) no option may be granted to a "covered employee" (within the meaning of Section 162(m)(3) of the Code) on or after December 11, 1998, (b) no option granted on or after December 11, 1998 may be exercised during any year in which the Optionee is a "covered employee," and (c) no option granted under the Plan shall be an incentive stock option.

         (c) The Committee may, in its sole discretion, provide in an Option Agreement for vesting of stock options to accelerate upon a change in control of the Company and enable an employee to "put" the excess of the fair market value over the exercise price of the options to the Company in the event of a change in control. Notwithstanding the foregoing, in no event shall the acceleration of any Option hereunder upon a change of control of the Company occur to the extent an "excess parachute payment" (as defined in Section 280G of the Code) would result. In the event that the Committee determines that such an excess parachute payment would result if acceleration occurred (when added to any other payments or benefits contingent on a change of control under any other agreements, arrangements or plans) then the number of shares as to which exercisability is accelerated shall be reduced so that total parachute payments do not exceed 299% of the Optionee's "base amount," as defined in Section 280G(b)(3) of the Code.

         (d) In connection with the granting of incentive stock options, the aggregate Fair Market Value (determined at the Date of Grant of an incentive stock option) of the shares with respect to which incentive stock options are exercisable for the first time by an Optionee during any calendar year (under all such plans of the Optionee's employer corporation and its parent and subsidiary corporations as defined in Section 424 of the Code) shall not exceed $100,000 or such other amount as from time to time provided in Section 422(d) of the Code or any successor provision. In the event that the Optionee's total Qualified Options exceed the $100,000 limit in any calendar year (whether due to acceleration of exercisability, miscalculation, error or otherwise) the amount of Qualified Options that exceed such limit shall be treated as Nonqualified Options. The Qualified Options granted earliest (whether under this Plan or any other agreement or plan) shall be applied first to the $100,000 limit. In the event that only a portion of the Qualified Options granted at the same time can be applied to the $100,000 limit, the Corporation shall issue separate share certificates for such number of shares as does not exceed the $100,000 limit, and shall designate such shares as Qualified Option stock in its share transfer records. An Option Agreement may contain such additional provisions with respect to vesting as the Committee may specify.

6.       EXERCISE PRICE

         The purchase price or prices for Common Stock subject to an option (the "Exercise Price") granted pursuant to Section 4(a) of the Plan shall be determined at the Date of Grant; provided, however, that (a) the Exercise Price for any option shall not be less than 100% of the Fair Market Value of the Common Stock at the Date of Grant, and (b) if the Optionee owns more than 10 percent of the total combined voting power of all classes of stock of the Company or its parent or any of its subsidiaries, as more fully described in
Section 422(b)(6) of the Code or any successor provision (such stockholder is referred to herein as a "10-Percent Stockholder"), the Exercise Price for any incentive stock option granted to such Optionee shall not be less than 110% of the Fair Market Value of the Common Stock at the Date of Grant.

7.       TERM OF STOCK OPTIONS AND LIMITATIONS ON RIGHT TO EXERCISE

         No incentive stock option granted pursuant to Section 4(a) of this Plan shall be exercisable (a) more than five years after the Date of Grant with respect to a 10-Percent Stockholder, and (b) more than ten years after the Date of Grant with respect to all persons other than 10-Percent Stockholders. No nonqualified stock option granted pursuant to Section 4(a) of this Plan shall be exercisable more than ten years after the Date of Grant. Nonqualified stock options granted to members of the Committee pursuant to Section 4(b) of this Plan shall be exercisable for ten years, except that in the event of death or termination of such member as a director of the Company or a Subsidiary, such nonqualified stock options shall only be exercisable for one year following the date of such member's death or termination (or if shorter, the remaining term of the option). The Company shall not be required to issue any fractional shares upon the exercise of any options granted under this Plan. No Optionee nor his legal representatives, legatees or distributees, as the case may be, will be, or will be deemed to be, a holder of any shares subject to an option unless and until said option has been exercised and the purchase price of the shares in respect of which the option has been exercised has been paid. An option shall not be exercisable except by the Optionee (including transferees pursuant to Subsection 11(b) below) or by a person who has obtained the Optionee's rights under the option by will or under the laws of descent and distribution.

8.       TERMINATION OF EMPLOYMENT

         The conditions that shall apply to the exercise of an option granted under Section 4(a) in the event an Optionee shall cease to be employed by the Company or a Subsidiary for any reason shall be determined at the Date of Grant and shall be set forth in an Option Agreement. In the event of the death of an Optionee while in the employ or while serving as a director of the Company or a Subsidiary, the option theretofore granted to him shall be exercisable by the executor or administrator of the Optionee's estate, or if the Optionee's estate is not in administration, by the person or persons to whom the Optionee's right shall have passed under the Optionee's will or under the laws of descent and distribution, within the year next succeeding the date of death or such other period as may be specified in the Option Agreement, but in no case later than the expiration date of such option, and then only to the extent that the Optionee was entitled to exercise such option at the date of his death. Neither this Plan nor any option granted hereunder is intended to confer upon any Optionee any rights with respect to continuance of employment or other utilization of his services by the Company or by a Subsidiary, nor to interfere in any way with his right or that of his employer to terminate his employment or other services at any time (subject to the terms of any applicable contract).

9.       DILUTION OR OTHER ADJUSTMENTS

         In the event that there is any change in the Common Stock subject to this Plan or subject to options granted hereunder as the result of any stock dividend on, dividend of or stock split or stock combination of, or any like change in, stock of the same class or in the event of any change in the capital structure of the Company, the Board of Directors or the Committee shall make such adjustments with respect to options, or any provisions of the Plan, as it deems appropriate to prevent dilution or enlargement of option rights.

10.      EXPIRATION AND TERMINATION OF THE PLAN

         Options may be granted at any time under Section 4(a) of the Plan and as specified under Section 4(b) of the Plan prior to November 2, 2008, as long as the total number of shares which may be issued pursuant to options granted under this Plan does not (except as provided in Section 9 above) exceed the limitations of Section 3 above. This Plan may be abandoned, suspended or terminated at any time by the Board of Directors of the Company except with respect to any options then outstanding under the Plan.

11.      RESTRICTIONS ON ISSUANCE OF SHARES

         (a) The Company shall not be obligated to sell or issue any shares upon the exercise of any option granted under this Plan unless:

                  (i) The shares with respect to which such option is being exercised have been registered under applicable federal securities laws or are exempt from such registration;

                  (ii) The prior approval of such sale or issuance has been obtained from any state regulatory body having jurisdiction; and

                  (iii) In the event the Common Stock has been listed on any exchange, the shares with respect to which such option is being exercised have been duly listed on such exchange in accordance with the procedure specified therefor.

If the shares to be issued upon the exercise of any option granted under the Plan are intended to be issued by the Company in reliance upon the exemptions from the registration requirements of applicable federal securities laws, the Optionee, if so requested by the Company, shall furnish to the Company such evidence and representations, including an opinion of counsel, satisfactory to it, as the Company may reasonably request.

         (b) All or a portion of the nonqualified options to be granted to an Optionee may, in the discretion of the Committee (or the Board of Directors, as the case may be), be on terms which permit transfer by such Optionee to (i) the spouse, children or grandchildren of the Optionee ("Immediate Family Members"),
(ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership or other entity in which such Immediate Family Members are the only partners, provided that (x) the stock option agreement pursuant to which such nonqualified options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section, and (y) subsequent transfers of transferred options shall be prohibited except by will or the laws of descent and distribution.

Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of each Option Agreement and Sections 7, 11(a) and (c) and 14(b)(ii) hereof the term "Optionee" shall be deemed to refer to the transferee. The events of termination of employment of Section 8 hereof shall continue to be applied with respect to the original Optionee, following which the options shall be exercisable by the transferee only to the extent, and for the periods specified herein and in the Stock Option Agreement.

         (c) Except as set forth in (b) above, no option granted pursuant to the Plan shall be transferable by the Optionee other than by will or the laws of descent and distribution or between spouses or incident to divorce within the meaning of Section 1041 of the Code or any successor provision.

         (d) Any Common Stock issued to an officer or director of the Company pursuant to the exercise of an option granted pursuant to the Plan shall not be transferred until at least 6 months have elapsed from the date of grant of such option to the date of disposition of the Common Stock underlying such option.

         (e) The Board of Directors or Committee may impose such other restrictions on the ownership and transfer of shares issued pursuant to this Plan as it deems desirable; any such restrictions shall be set forth in any Option Agreement entered into hereunder.

12.      PROCEEDS

         The proceeds to be received by the Company upon exercise of any option granted under this Plan may be used for any proper purposes.

13.      AMENDMENT OF THE PLAN AND OPTIONS

         (a) The Board of Directors may amend the Plan from time to time in such respects as it may deem advisable in its sole discretion or in order that the options granted hereunder shall conform to any change in applicable laws, including tax laws, or in regulations or rulings of administrative agencies or in order that options granted or stock acquired upon exercise of such options may qualify for simplified registration under applicable securities or other laws; provided, however, that no amendment may be made without the consent of stockholders which would materially (a) increase the benefits accruing to participants under the Plan, (b) increase the number of securities which may be issued under the Plan or the number of options that may be granted to any individual Optionee, other than in accordance with Section 9 hereof, or (c) modify the requirements as to eligibility for participation in the Plan.

         (b) At any time and from time to time, the Board of Directors or the Committee may execute an instrument providing for modification, extension or renewal of any outstanding Option, provided that no such modification, extension or renewal shall impair the Option without the consent of the holder of the Option. Notwithstanding the foregoing:

                  (i) In the event of such a modification, substitution, extension or renewal of a Qualified Option, the Committee may increase the exercise price of such Option if necessary to retain the qualified status of such Option, and

                  (ii) The Committee may, in its discretion and without the holder's consent, convert, any Qualified Option into a Nonqualified Option.

14.      PAYMENT UPON EXERCISE; WITHHOLDING

         (a) Shares of Common Stock shall be issued to the Optionee upon payment in full either in cash or by an exchange of shares of Common Stock of the Company previously owned by the Optionee, or a combination of both, in an amount or having a combined value equal to the aggregate Exercise Price for the shares subject to the option or portion thereof being exercised provided, however, that previously owned shares have been held by the Optionee at least six (6) months prior to the date of exercise. The value of the previously owned shares of Common Stock exchanged in full or partial payment for the shares purchased upon the exercise of an option shall be equal to the Fair Market Value of such shares on the date of the exercise of such Option. The Optionee shall be entitled to elect to pay all or a portion of the aggregate purchase price by having shares of Common Stock having a Fair Market Value on the date of exercise equal to the aggregate Exercise Price withheld by the Company or sold by a broker-dealer under circumstances meeting the requirements of 12 C.F.R. Part 220. In addition, upon the exercise of any option granted under the Plan, the Company, in its sole discretion, may make financing available to the Optionee for the purchase of the Common Stock that may be acquired pursuant to the exercise of such option on such terms as the Committee shall specify.

         (b) The Company may defer making payment or delivery of any benefits under the Plan until satisfactory arrangements have been made for the payment of any tax attributable to any amounts payable on shares deliverable under the Plan. The Optionee shall be entitled to elect to pay all or a portion of all taxes arising in connection with the exercise of any option by paying cash or electing to (i) have the Company withhold shares of Common Stock that were to be issued to the Optionee upon such exercise, or (ii) deliver other shares of Common Stock previously owned by the Optionee having a Fair Market Value equal to the amount to be withheld; provided, however, that the amount to be withheld shall not exceed the Optionee's estimated total federal (including FICA), state and local tax obligations associated with the transaction. The Fair Market Value of fractional shares remaining after payment of the withholding taxes shall be paid to the Optionee in cash.

15.      STOCKHOLDERS' APPROVAL

         The Plan, as amended and restated, was approved by the stockholders of the Company on January 15, 2004.

16.      LIABILITY OF THE COMPANY

         Neither the Company, its directors, officers or employees, nor any of the Company's Subsidiaries which are in existence or hereafter come into existence, shall be liable to any Optionee or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any incentive stock options granted hereunder do not qualify for tax treatment as incentive stock options under Section 422 of the Code.

                                     PROXY

                            COLLEGIATE PACIFIC INC.
   SOLICITED ON BEHALF OF THE COMPANY AND APPROVED BY THE BOARD OF DIRECTORS

    The undersigned hereby constitutes and appoints Michael J. Blumenfeld and William R. Estill, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place, and stead of the undersigned, to appear at the fiscal 2004 Annual Meeting of Shareholders of Collegiate Pacific Inc. to be held on the 15th day of January 2004 (pursuant to the Notice of Annual Meeting dated December 2003 and accompanying proxy statement), and at any postponement or adjournment thereof, and to vote all of the shares of Collegiate Pacific Inc. that the undersigned is entitled to vote with all the powers and authority the undersigned would possess if personally present in accordance with the following instructions.

    When property executed, this Proxy will be voted in the manner directed herein by the undersigned Shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

1.  ELECTION OF DIRECTORS

[ ]         FOR all nominees listed                        [ ]         WITHHOLD AUTHORITY to
            below (except as marked                                    vote for all nominees
            to the contrary)                                           listed below

NOMINEES: Michael J. Blumenfeld, Adam Blumenfeld, Arthur J. Coerver, Harvey Rothenberg, Jeff Davidowitz, William H. Watkins, Jr., and Robert W. Hampton.

    INSTRUCTION: To withhold authority to vote for any individual nominee, write such individual's name in the space provided below.

--------------------------------------------------------------------------------

             (Continued and to be dated and signed on reverse side)

                          (Continued from other side)

2.  Approval of Amendments to Stock Option Plan.

   [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

3.  Ratification of Grant Thornton LLP as independent auditor.

   [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

   [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

                                    Dated:                               , 200 -
                                            --------------------------

                                    --------------------------------------------
                                    (Signature)

                                    --------------------------------------------
                                    (Signature if held jointly)

                                    Please sign exactly as name appears below.
                                    When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.